WILLIAM BLAIR FUNDS

WILLIAM BLAIR MID CAP GROWTH FUND

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2022, as supplemented

Upon recommendation of the Adviser, the Board of Trustees of William Blair Funds (the “Trust”) approved the liquidation of the William Blair Mid Cap Growth Fund (the “Fund”). The liquidation is expected to occur on or before June 28, 2023 (the “Liquidation Date”). Shareholder approval of the liquidation is not required. The Fund is closed to new investors effective April 26, 2023 but will remain open for investment until June 21, 2023 for existing shareholders.

At any time prior to the Liquidation Date, the Fund’s shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another fund of the Trust pursuant to procedures set forth in the Fund’s Prospectus. If you wish to exchange your shares into another fund of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust including other funds for which you may exchange your shares of the Fund, please call William Blair Funds Shareholder Services or your William Blair client representative at the following numbers:

For Class N and Class I Shares

Call: 1-800-635-2886

(In Massachusetts 1-800-635-2840)

For Class R6 Shares

Call: 1-800-742-7272

If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.

Liquidation of Assets. The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective. Any shares of the Fund that have not been redeemed or exchanged prior to the Liquidation Date will be redeemed automatically at their net asset value per share on the Liquidation Date.

Dated: April 27, 2023

William Blair Funds

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.